EXHIBIT 99.2

CHARMING SHOPPES, INC.

CSI
CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES

Crosstown Traders, Inc.

Cowen And Company
5th Annual Consumer Conference

January 10, 2007

Eric M. Specter
Executive Vice President
and Chief Financial Officer
Gayle M. Coolick
Director of Investor Relations

Forward-Looking Statements
This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company’s business plan for increased profitability and growth in the Company’s retail stores and direct-to-consumer segments, the failure to successfully implement the Company’s expansion of Cacique through new store formats, the failure to successfully implement the Company’s integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions,  economic downturns, escalation of energy costs,  weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from its centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2006 and other Company filings with the Securities and Exchange Commission.  Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

*Management Estimate, Fiscal Year 2007

A Multi-Brand,
Multi-Channel Retailer
Focused On Special
Sizes With $3 Billion*
In Annual Sales

Our Retail Store Brands

Lew Magram
Holiday Glamour
Coat Sale!
$10 off

BEDFORD FAIR
lifestyles
cozy up to
fashion fun!
UNBEATABLE VALUES!

MONTEREY BAY

Figi's
Gifts in Good Taste

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you!

BROWNSTONE STUDIO

Selected Catalog Titles

*Management Estimate
We Are Continuing To Execute On
An Exciting Growth Strategy,
Leveraging Our Brands Through
Multiple Channels

We Are Shifting The Mix To Higher
Operating Margin Businesses,
While Growing Our Revenues To
$4 Billion* Within The Next Three
To Four Years

*Management Estimate
•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Launch Outlet Channel
–
82 Lane Bryant Outlet™ Stores In
Operation, Growing to 150 Stores*
–
45 Petite Sophisticate Outlet™ Stores
Opened During 3rd Quarter 2006
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business

Management Estimate
Key Growth Initiatives

•
Charming Shoppes’ Plus Apparel
Brands Cater To 62% Of The
Adult Female Population
•
The Average Size Of The
American Woman Is 14
•
Plus Apparel Is The Fastest
Growing Apparel Group
Catering To A Growing
Demographic in Special
Sizes

•
Lane Bryant Holds The #1
Market Position In Women’s
Specialty Plus Apparel
•
Lane Bryant Is Our Most
Profitable Business, With The
Highest Sales Per Square Foot
Productivity
*Derived From NPD Group Data
Expanding The Leading
Brand In Plus-Sizes

•
Organic Store Growth
–
We Will Grow The Lane Bryant
Brand From 787 Stores To
1,000 Stores*
–
Growth Of Our Largest Store
Brand – Lane Bryant –
Contributes To Both Our Top
Line And Operating Margin
Expansion
*Management Estimate
Growth Strategy:
Bricks And Mortar

•
Location, Location, Location
–
Our Bricks And Mortar Growth Is
Focused On Strip And Lifestyle Centers
–
Real Estate Development Of
Strip-Based Centers Are Outpacing
Growth In Traditional Malls
–
With Lower Occupancy Costs And
Comparable Sales Volume, Our
Migration To Strip Centers Contributes
To Operating Margin Expansion
Growth Strategy:
Bricks And Mortar

Strip Centers
Mall Centers
1,000
900
800
700
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

•
Migrating Our
Store Locations
To Strip And
Lifestyle Centers
•
Ultimately, 50%*
Of Lane Bryant
Stores Will Be
Located In Strip
And Lifestyle
Centers
Organic Store Growth
*Management Estimate

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Launch Outlet Channel
–
82 Lane Bryant Outlet™ Stores In
Operation, Growing to 150 Stores*
–
45 Petite Sophisticate Outlet™ Stores
Opened During 3rd Quarter 2006
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
Our New Lane Bryant Store Concept Is
The Cacique Intimate Apparel Store
–
2,000 Square Feet Dedicated To
Intimates, With Its Own Front Entrance
–
Projected Sales* Per Square Foot
Increases Of 20% - 25% At Remodeled
Stores
–
Growth To More Than 300 Stores* Over
The Next 3 – 4 Years
–
Contributes To Both Top Line And
Operating Margin Expansion
*Management Estimate
Growth Strategy: Cacique®
Intimate Apparel Store

Cacique
6%
Full Line
94%
Full Line
Cacique

Cacique
33%
Full Line
67%
Full Line
Cacique

Current
With 1,000* Lane Bryant
Store Goal Accomplished
*Management Estimate
Increasing Penetration Of Cacique
Intimate Apparel Stores, Primarily
In Strip Centers

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Launch Outlet Channel
–
82 Lane Bryant Outlet™ Stores In
Operation, Growing to 150 Stores*
–
45 Petite Sophisticate Outlet™ Stores
Opened During 3rd Quarter 2006
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

•
The Outlet Market
–
Approximately $3.5 Billion(1) Annually
In Women’s Apparel
–
Shoppers Will Travel Up To 75 Miles
To Outlet Centers, As Opposed To
An Average Of 10 Miles For Malls(2)
–
Outlets Are Destination Locations,
With 96% Of Outlet Shoppers Making
At Least One Purchase(3)
The Outlet Shopping Channel
(1) Management Estimate; (2) ICSC; (3) Tanger Outlets market research overview

•
Our Opportunity
–
Lane Bryant Outlet Is The Only
“Pure Play” Women’s Plus
Specialist In The Outlet Channel
•
Entry Into The Outlet Channel
–
During July 2006, We Executed 76
Store Openings
–
82 Lane Bryant Outlet Stores Now
In Operation
–
Goal Is To Grow To 150 Stores*
Lane Bryant Outlet™
*Management Estimate

•
Outlet Product Strategy
–
Anchored With Product Developed
Exclusively For Outlet
–
Primarily Updated, Key Items,
Utilizing Our Direct Sourcing Group
–
Top Picks Of Current Fashion
–
Best Sellers From Previous Season
–
Selected National Brands
–
Adding Footwear, Social Occasion

Lane Bryant Outlet™

•
Lane Bryant Outlet Stores Are
Expected To Operate At
Revenue And Operating
Margin Levels That Meet Or
Exceed* Those Of Lane
Bryant's Average Retail Stores
•
Contributes To Both Top Line
And Operating Margin
Expansion
Lane Bryant Outlet™
*Management Estimate

•
Charming Shoppes Acquired The Petite
Sophisticate® Trademark From Retail

Brand Alliance In Early 2006
•
Affords Us The Opportunity To Leverage
Our Expertise In Special Sizes
•
The Women’s Petites Apparel Market
Represents Approximately 10% Of
Women’s Apparel, Or $10 Billion* In
Annual Sales
•
We Plan To Leverage Our Operational
Infrastructure To Manage Both Lane
Bryant Outlet And Petite Sophisticate
Outlet

Petite Sophisticate Outlet™
*Derived From NPD Group Data

•
45 Petite Sophisticate Outlet Stores
Opened During 3rd Quarter 2006,
Operating In Approximately 2,800
Square Feet Per Store
•
These Stores Utilize Side By Side
Locations With Lane Bryant Outlet
–
Petite Sophisticate Outlet Strategy
Benefits From The Immediate
Availability Of Prime Space In The
Outlet Sales Channel
Petite Sophisticate Outlet™

•
Outlet Product Strategy
–
The Petite Sophisticate Outlet Stores
Offer Career And Casual Sportswear
In Petite Sizes 0p-14p
–
The Majority Of Product Is Obtained
Through The Company’s Direct
Sourcing Organization
–
Petite Sophisticate Outlet Stores Are
Merchandised By Dedicated
Merchants In The Charming Outlets
Organization
Petite Sophisticate Outlet™

PETITE SOPHISTICATE OUTLET

LANE BRYANT
outlet
PETITE SOPHISTICATE
OUTLET
GRAND OPENING
30% off
19.99

PETITE SOPHISTICATE OUTLET

PETITE SOPHISTICATE OUTLET
LANE BRYANT outlet

•
Grow Lane Bryant To 1,000
Stores*
•
Over 300 New Cacique Intimate
Apparel Stores*
•
Launch Outlet Channel
–
82 Lane Bryant Outlet™ Stores In
Operation, Growing to 150 Stores*
–
45 Petite Sophisticate Outlet™ Stores
Opened During 3rd Quarter 2006
•
Lane Bryant Catalog
–
Currently, A $300 Million* Business
*Management Estimate
Key Growth Initiatives

WE'VE GOT IT!
Comfort, Fit & Value for sizes 12W to 44W
LANE BRYANT

The Lane Bryant
Catalog, Operated By
Redcats USA, Today
Produces Annual
Revenues Of More
Than $300 Million*
And Is America’s
Largest Plus Apparel
Catalog
The Lane Bryant Catalog
* Charming Shoppes’ Management Estimate
Lane Bryant Catalog Owned And
Operated by Redcats USA

LANE BRYANT
WOMAN WITHIN
ORDER STATUS | MY ACCOUNT | CUSTOMER SERVICE
LANE BRYANT CATALOG CREDIT CARD
Product Search
Order From Catalog
MY SHOPPING BAG
NEW ARRIVALS
CLOTHING
SHOES & ACCESSORIES
INTIMATES & SLEEPWEAR
CLEARANCE
MY PROMOTIONS
BEST OF WINTER SALE
Items starting at
699
WE'VE GOT IT!
OVER 330
PRICE CUTS & SPECIAL DEALS
WOMAN WITHIN
NEW NAME
SAME GREAT SITE
America's #1 PLUS-SIZE CATALOG
BUY NOW, DON'T PAY
for up to
90 DAYS!
Enter LBdeferW at checkout!
BOOTS ON SALE
WE'VE GOT IT!
Coats On Sale

The Reversion Of The Trademark
For The Lane Bryant Catalog Occurs
In October 2007
The Lane Bryant Catalog
Lane Bryant Catalog Owned And Operated by Redcats
USA

•
We Plan To Launch Our Lane Bryant
Catalog In Fall 2007
•
Contributes To Both Top Line And
Operating Margin Expansion
•
Will Further Leverage The Operations
And Infrastructure Of Crosstown
Traders, Which Already Performs With
An Operating Margin In Line With
Successful Operators
Growth Strategy:
Lane Bryant Catalog

Growth Strategy:
Summary

*Management Estimate
Charming Shoppes:  A
Multi-Brand,
Multi-Channel Growth
Retailer
Our Goal Is To Grow To
$4 Billion* In Annual
Sales Over The Next
Three To Four Years

Catalog 14%
Outlet 2%
LB Stores 35%
Ecommerce 3%
CA Stores 11%
FB Stores 35%

Outlet 4%
Catalog 20%
LB Stores 35%
Ecommerce 5%
CA Stores 10%
FB Stores 26%

$3 Billion*
$4 Billion*
*Management Estimate
Lane Bryant Brand Contributing More Than
40% Of Total Revenues
Shifting The Mix To Higher
Operating Margin Businesses

OUTLET

CATALOG

$4 Billion
$150 Million+
$800 Million
MULTI-BRAND
MULTI-CHANNEL RETAILER
BRICKS &
MORTAR
$2.9 Billion
E-COMMERCE

$200 Million
Our Three To Four Year Financial Plans* Include:
*Management Estimate

Financial Review

($ in millions)	FY 2007	% of sales	FY 2006	% of sales
Sales	$2,193.6	100%	$1,956.1	100%
Gross Profit	$683.8	31.2%	$624.6	31.9%
SG&A	$548.2	25.0%	$489.3	25.0%
Pre-Tax Income	$130.6	6.0%	$127.2	6.5%
Net Income	$84.0	3.8%	$80.2	4.1%
Net Income Per Share	$0.63		$0.61	
Shares	139.6 million		136.6 million

•
Highlights:
•
Includes Pre-opening Operating Expenses Of Approximately $7.8 Million Pre-tax,
($5.0 Million After Tax Or $0.04 Per Diluted Share) Related To The Company's
Launch Of Charming Outlets
•
12% Revenue Growth, With 1% Same Store Sales Increase
9 Months Financial Performance
(Fiscal Periods Ended October 28, 2006 and October 29, 2005)

($ in millions)	FY 2006	% of sales	FY 2005	% of sales
Sales	$2,755.7	100%	$2,334.7	100%
Gross Profit	$844.5	30.6%	$692.1	29.6%
SG&A	$683.2	24.8%	$577.3	24.7%
Pre-Tax Income	$152.4	5.5%	$101.7	4.4%
Net Income	$99.4	3.6%	$64.5	2.8%
Net Income Per Share	$0.76		$0.52	
Shares	137.1 million		133.2 million

•
Highlights:
•
18% Revenue Growth
•
Improvement In Gross Profit Margin And Pre-Tax Margin
•
54% Net Income Growth, Following 70% Growth In The Prior Year
Year Over Year Financial
Performance

(Fiscal Years Ended January 28, 2006 and January 29, 2005)

* Management Estimates
Our Continuing Strategy
•
Leveraging The Lane Bryant Brand Through:
•
Launch Of Lane Bryant Outlet
•
1st Half Includes Pre-opening Operating Expenses Of
Approximately $7.8 Million Pretax ($5.0 Million After Tax
Or $0.04 Per Diluted Share)
•
Accelerated Growth Of Lane Bryant Store Openings
•
Developing The Lane Bryant Catalog For Late 2007
•
Launch Of The Petite Sophisticate Outlet
•
Year Over Year Initiatives
•
Continuing Operating Improvement At Lane Bryant
•
Accelerated Store Growth At Lane Bryant, With New
Cacique Intimate Apparel Store Format
•
Outlet Channel Attained Profitability In 3rd Quarter

•
Highlights:
•
$100 Million In Cash Utilized For The Purchase Of Crosstown
Traders During Fiscal Year 2006
•
Additional Debt Of $110 Million Associated With Purchase Of
Crosstown Traders During FY 2006; Paid Down By End Of 3rd Quarter Fiscal Year 2007
Selected Balance Sheet Data
($ in Millions)                                      10/28/06          1/28/06             10/29/05

Cash and                          $142              $150                  $173
Investments

Long Term Debt              $184              $207                   $245

Total Assets                 $1,686            $1,567               $1,659

*Management Estimates
Summary*
•
Based On Our Growth Opportunities And
Building On Our Multi-Channel Strategy, Our
Three To Four Year Financial Plans Include:
–
CAGRs In The High Single Digits For Net Sales
–
CAGRs In The Mid-Teens For Net Income
–
EBIT Margins In The 7% - 8% Range, On The
Higher Revenue Base
•
Operating Margin Expansion On A Growing
Top Line
•
Maintain Strong Liquidity From Internally
Generated Free Cash Flow and Available
Bank Credit Line

CSI

CHARMING SHOPPES, INC.

LANE BRYANT

FASHION BUG.

CATHERINES PLUS SIZES

Crosstown Traders, Inc.

Cowen And Company
5th Annual Consumer
Conference

January 10, 2007

Addendum

$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Year 1
Year 2
Year 3

Single Channel

Customer

e-Com First Customers

Are Worth Almost

3x More Than A Single

Channel Shopper

Retail First Customers

Are Worth 4x More

Than A Single Channel

Shopper After 3 Years

*Source: Forrester Research (WSJ 09/03/04) and Charming Shoppes Research
Multi-channel Customers
Have A Higher Annual Spend
Than Single-channel Customers

Our Differentiated
Retail Store
Brands

Our Retail Store Brands

Classic

Fashion

Low-moderate

Moderate/
Mainstrea
m
Better

The Leader In Specialty
Plus-Sizes

LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES	PETITE SOPHISTICATE OUTLET
Target Customer:	Contemporary	Mainstream	Baby Boomers	Young At Mind
Fashion:	Fashion-oriented plus-size	Updated plus-size, misses, and juniors	Classic plus-size, Extended plus-size	Traditional, updated classic and contemporary petite apparel
Income:	Moderate to Better	Low-moderate	Moderate	Moderate
Annual Sales:	Over $1 Billion	Over $1 Billion	Over $300 Million	Launched September 2006
E-Commerce:	lanebryant.com	fashionbug.com	catherines.com	petitesophisticate.com

Our Retail Store Brands

LANE BRYANT	FASHION BUG	CATHERINES PLUS SIZES	PETITE SOPHISTICATE OUTLET
Primary Location:	Malls, With A Growing Presence In Strip Centers, Lifestyle Centers And Outlets	Strip Centers	Strip Centers	Outlet Centers
# Stores:	869	1,021	467	45
Square Footage:	4.9 Million s.f.; 5,800 Per Average Store	9.0 Million s.f.; 8,800 Per Average Store	1.9 Million s.f.; 4,200 Per Average Store	120 Thousand s.f.; 2,800 Per Average Store
In States:	46	44	44	23

Our Retail Stores

www.lanebryant.com
She Is 20-45 Years Old
She Loves Fashion
She Is A Contemporary
Woman Of Many Lifestyles –
Work, Casual, Active
Key Differentiators:
Fashion and Lifestyle

•
Lane Bryant Is The Nation’s Leading Brand In
Women’s Plus-Size Fashion Apparel
•
Lane Bryant Is The Most Recognized Name In
Women’s Plus-Size Clothing
•
The Lane Bryant Brand Is 100 Years Strong
•
Lane Bryant Caters To 62%* Of The Female
Population
•
Lane Bryant, In The Mind Of The Consumer,
“Means” Plus-Sizes
*Source: AOA Overweight Prevalence

She Is Mainstream, 20-54
She Is Value-Minded
She Often Has A
Blue-Collar Job
She LOVES Selection
She is Fashion Right
Key Differentiators:
Value and Fashion
www.fashionbug.com

www.catherines.com
She’s Our Baby-Boomer, 40-65
She Considers FIT Critical
She is a Career Woman
Her Fashion Tastes Tend
Toward Classic Apparel
Offering Plus-Sizes, Petite
Plus-Sizes, and Extended
Plus-Sizes
Key Differentiators:
Fit and Special Sizes

www.petitesophisticate.com
She’s 35 – 55 Years Old
She Considers FIT Critical
Her Fashion Tastes Tend
Toward Traditional, Updated
Classic And Contemporary
Apparel
Offering Petite-Sizes
In 0p – 14p For
Women 4’11” To 5’4”

Key Differentiators:
Fit and Special Sizes

•
#1 Market Share In Specialty
Plus-Size Intimate Apparel*
•
Lane Bryant’s Cacique®
Intimate Apparel Brand Is The
Leading Brand in Specialty
Plus-Sizes
Leading Market Share In Plus
Intimate Apparel
*Source: Derived from NPD Group Research

Intimate Apparel Private Labels

*Source: Derived from NPD Group Research
Leading Market Share In
Denim
•
We Hold The #1 Market Share
In Specialty Plus-Size Denim*
•
Lane Bryant’s Venezia®
Private Label Is The Leading
Jean In Specialty Plus-Sizes

Seven7

LIZ&ME®

l.a. blues

Deluxe

Venezia SUPREME™

GLORIA VANDERBILT

venezia V

Denim Brands

figure

figure
CELEBRATING THE PLUS-SIZE WOMAN
SAVE!
LOVE YOUR HEART
LUSCIOUS LINGERIE
FRESH START
3 REAL WOMEN, 3 REAL STORIES
CHOCOLATE! NEED WE SAY MORE?
clothes THAT GO ANYWHERE
From boardroom to Route 66

figure – 6 Issues A
Year, And A Book!

To Date, 7 Million Copies
Sold, With $17 Million
Magazine Copy Sales
Revenue

figure Initiatives Enhance Our
Branding Power

Crosstown Traders’ Operations
•
The Existing Management Team Has Been With
The Company For An Average Of 15 Years
•
Headquartered In Tucson, AZ, With Distribution
Centers In Tucson, Wilmington, NC, And Central
Wisconsin
•
Crosstown Traders Offers Proprietary Credit
Products To Its Customer Base, And Direct-to-
Consumer Shopping Channels Of Both Catalog
And E-commerce
•
850 Call Center Seats
•
1,400 Full Time And 2,000 Seasonal Employees

OLD PUEBLO TRADERS®

OLD PUEBLO TRADERS
Great Fall Values on the
Best Brands
sized for you!
OLD PUEBLO TRADERS
fashions, footwear, food & gifts
Gifts in good taste
you love giving &
everyone loves getting!
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IT'S EASY! ORDER IT, TRY IT, PAY FOR IT LATER!
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The Apparel Group’s
Largest Catalog

“Head-to-Toe” Focus

Intimate Appa
Sportswear, Ready to Wear,
rel, Shoes
and Accessories

Large Selection of Styles,
Sizes, and Colors

Traditional, Comfortable,
Easy-Care Styles
oldpueblotraders.com

OLD PUEBLO TRADERS
Intimate
APPEAL
Bali & Vanity Fair Save 15-20%
OLD PUEBLO TRADERS
Intimate
APPEAL
Fall-Winter
Values
SALE
Save 20%
1-800-362-8400 or www.intimateappeal.com

Intimate
APPEAL®

Sleepwear, Shapewear,
Loungewear, Active Wear,
and Special Needs Items

Designed to Expand Intimate
Apparel Selections in
Other Publications

Targets Conservative Customer

Offers Quality, Comfort, and
Traditional Styling

Sizes for the Average to Full
Figure
intimateappeal.com

REGALIA

REGALIA
More style in your size, more value for your dollar—size 12 & up
Comfort plus Value
summer's shaping up beautifully!
Fit, flair, color & convenience
BUY NOW, PAY LATER
REGALIA
More style in your size, more value for your dollar—size 12 & up fall in fashion
Fit, flair, color & convenience
Look for our section of
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Ethnic Appeal

Working Blue Collar

Sportswear, Ready to Wear,
Intimate Apparel, Shoes,and
Accessories

Specialty Catalog That Offers
Customers Ease in Finding
Larger Sizes That Are  Difficult
to Find in Other Catalogs

regaliaonline.com

BEDFORD FAIR
lifestyles®
cozy up to
fashion fun!
UNBEATABLE VALUES!
WE HAVE YOUR SIZE!
Misses, Petites, Women's and Talls
Just call 1-800-964-1000
or shop online at bedfordfair.com

BEDFORD FAIR

lifestyles™

Current Looks Without
 Being Fashion Forward

Mainly Private Label
Targeted to the Value
Conscious Customer

Office and Multi-purpose
Clothing in Easy Care
Fabrics with an Easy Fit
bedfordfair.com

Holiday 2006
60 styles on sale!
look inside for more IRRESISTIBLE Values! than ever!
FREE shipping & handling
ON YOUR ORDER FROM THIS CATALOG!
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MAKE NO PAYMENT UNTIL MARCH
WHEN YOU USE YOUR BFA CARD
Willow Ridge
Values that fit your style!
Sizes for Misses, Petites, Women's and Talls

Willow Ridge

Price-Conscious
Customers
“Clothes That Do
More For Less”

Staple Items with
Classic Styling For
the Polished, Mature Lady

willowridgecatalog.com

Lew Magram

Lew Magram
Runway Fashions
at Runaway Prices
Holiday 2006
Holiday
Glamour
Coat Sale!
$10 off
every coat
Over 100 styles in W women's sizes
LewMagram.com - 1-800-624-7267

Targets Moderate Income Women
Who Want to be Noticed and
Are Attuned to Current Fashion

Maximum Attitude and Sexy

Traditional Catalog Categories:
Suits, Dresses, and Sportswear

“Runway Fashions at Runaway Prices”

Offers an Array of Leather,
Suede, and Outerwear
(including Furs)

All Size Ranges and Larger Misses

lew-magram.com

BROWNSTONE STUDIO
New York
Fashion Pros Treat
Our Anniversary
Collection
to a California
Dream Tour
BROWNSTONE STUDIO
WINTER/HOLIDAY 2006
New York
Fashion Pros
Celebrate the
Season in Elegant
Newport, RI
Misses, Petites & Women's Sizes
1-800-221-2468

BROWNSTONE STUDIO

Targets the Higher Income,
Comfortably Retired,
Suburban Woman

Wide Range of Daytime and
Evening Looks Plus
Loungewear, Shoes, and
Accessories

Head-to-Toe Coordination
Is Key

All Size Ranges and Larger
Misses
brownstone-studio.com

MONTEREY BAY
clothing company
Favorite
Winter Styles
...and over 20 special values!

MONTEREY BAY

clothing company™

Classic Styling

Unique Sophisticated Details

Flattering and Feminine

Rich Colors and Texture

Casual and Versatile
shopthebay.com

COWARD
softspots
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OUR LARGEST
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over 100
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COWARD
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ARIZONA MAIL ORDER CO., INC. SINCE 1946

COWARD

Casual and Dressy Footwear

Traditional and Contemporary Styles

Designed to Expand Footwear
Selection in Other Publications

Some Accessory Items
Hats and Handbags

All Sizes and Widths
4-13, N, M, W to WWWW
cowardshoe.com

BEDFORD FAIR
FALL 2006
shoestyles
RIGHT STYLE RIGHT PRICE RIGHT NOW!
ORDER ANYTIME
1-800-964-1941
bedfordshoes.com
BFA
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BEDFORD FAIR
shoestyles
RIGHTSTYLE RIGHTPRICE RIGHTNOW!
BFA
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ORDER ANYTIME
1-800-964-1941
bedfordshoes.com

BEDFORD FAIR
shoestyles

Casual and Dressy Footwear

Traditional and Contemporary
Styles
bedfordfair.com

Intellifit